BUSINESS COMBINATION	9 Months Ended
Sep. 30, 2017
BUSINESS COMBINATION
BUSINESS COMBINATION

7 BUSINESS COMBINATION

Shenzhen 5 Acquisition

        On June 29, 2017, the Company consummated an acquisition of all equity interests in a target group from a third party for an aggregate contingent purchase price of RMB312,000, of which RMB42,727 was paid up to September 30, 2017. The Company estimated that, pursuant to the share purchase agreement, all specified conditions would be met and the Company would be obligated to settle full amount of the purchase price of RMB312,000.

        The target group owns a data center project ("Shenzhen 5") in Shenzhen, China. At the date of acquisition, the data center had just commenced its operations.

        The identifiable assets acquired and liabilities assumed in the business combination were recorded at their fair value on the acquisition date and consisted of the following major items.

	Note
Fair value of consideration	(i)	294,491
Effective settlement of pre-existing relationships upon consolidation	(ii)	6,025
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash		(11,153)
Property and equipment	(iii)	(821,405)
Identifiable intangible assets	(iv)	(176,500)
Other assets		(59,520)
Accounts payable		219,207
Capital lease and other financing obligations, current		23,156
Capital lease and other financing obligations, non-current		363,380
Long-term borrowings		217,790
Deferred tax liabilities		45,931
Other liabilities		55,299

Total identifiable net assets		(143,815)

Goodwill	(v)	156,701

Note (i):

The fair value of consideration represents the present value of the purchase price of RMB312,000, of which RMB42,727 was paid up to September 30, 2017. As of September 30, 2017, total consideration payable for the acquisition was RMB254,677, of which RMB 71,115 and RMB183,562 were recorded in other payables and other long-term liabilities, respectively.

Note (ii):	Prior to the acquisition, the Company had other receivables from the target group of RMB6,025, which was effectively settled with the seller upon completion of the acquisition.
Note (iii):

Property and equipment acquired included properties and equipment acquired under capital lease and other financing arrangement of RMB416,000, data center equipment of RMB174,292, leasehold improvement of RMB118,368 and construction in progress of RMB112,745.

Note (iv):	Identifiable intangible assets acquired consisted of customer relationships of RMB176,500 with an estimated useful life of 14.4 years.
Note (v):

Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired in the acquisition. Goodwill is assigned to the design, build-out and operation of data centers reporting unit. Goodwill primarily represents the expected synergies from combining operations of the target group with those of the Company and intangible assets that do not qualify for separate recognition and is not deductible for tax purposes. In accordance with ASC 350, goodwill is not amortized but is tested for impairment.

        The amounts of net revenue and net loss of the target group included in the Company's condensed consolidated statements of operations from the acquisition date to September 30, 2017 amounted to RMB18,984 and RMB10,029, respectively.

        Supplemental pro forma financial information as if acquisition had occurred as of the earliest date presented has not been provided as the acquisition is not material to the Company's results of operations.